EXHIBIT 10.4	Execution Version

Stericycle, Inc.

___________________________________

Second Amendment

Dated as of July 28, 2017

to

Note Purchase Agreement

Dated as of October 22, 2012

___________________________________

Re:2.68% Senior Notes, Series A, due December 12, 2019

and

3.26% Senior Notes, Series B, due December 12, 2022

4251928.01.04.doc

4242756

Second Amendment to Note Purchase Agreement

This Second Amendment dated as of July 28, 2017 (the or this “Agreement”) to the Note Purchase Agreement referred to below is between Stericycle, Inc., a Delaware corporation (the “Company”), and each of the institutions which is a signatory to this Agreement (collectively, the “Noteholders”).

Recitals:

Whereas, the Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of October 22, 2012 as amended by the First Amendment to the Note Purchase Agreement dated as of August 13, 2015 (as amended, the “Note Purchase Agreement”), pursuant to which the Company issued on or about December 12, 2012 (a) $125,000,000 aggregate principal amount of its 2.68% Senior Notes, Series A, due December 12, 2019 (as amended, the “Series A Notes”) and (b) $125,000,000 aggregate principal amount of its 3.26% Senior Notes, Series B, due December 12, 2022 (as amended, the “Series B Notes” and together with the Series A Notes, collectively, the “Notes”);

Whereas, the Company and the Noteholders now desire to amend the Note Purchase Agreement and the Notes in the respects, but only in the respects, hereinafter set forth;

Whereas, all capitalized terms used herein and not defined herein shall have the meaning specified in the Note Purchase Agreement;

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this Agreement a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to effectiveness set forth in Section 3.1 hereof, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Noteholders do hereby agree as follows:

Section 1.	Amendments.

Section 1.1.Section 10.1(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(i) The Company will not permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to exceed  3.75 to 1.00; provided that if the Consolidated Leverage Ratio, on a pro forma basis as of any such date and immediately after giving effect to the settlement payment of the MDL Contract Action, is greater than 3.50 to 1.00, the Company may, in its sole discretion, elect to increase the maximum Consolidated Leverage

Stericycle, Inc.	Second Amendment

Ratio permitted by this Section 10.1(a)(i) to 4.00 to 1.00 as of the end of the fiscal quarter in which the settlement payment of the MDL Contract Action occurred and in any subsequent fiscal quarter ending on or prior to September 30, 2018 (the “MDL Period”); provided further in no event shall the elevated ratio permitted by the immediately preceding proviso extend after September 30, 2018.  Such election shall be made by the delivery of a written notice by the Company to the holders of Notes making reference to this Section 10.1(a) and notifying the holders of Notes of the Company’s election to increase the maximum Consolidated Leverage Ratio as provided above on or prior to the date of the actual or required delivery of a certificate required under Section 7.2 for the fiscal quarter in which the settlement payment of the MDL Contract Action occurred; and

(ii) If at the end of any fiscal quarter of the Company during the MDL Period the Consolidated Leverage Ratio exceeded 3.75 to 1.00 (an “MDL Leverage Increase”), the per annum interest rate (including any Default Rate, if applicable) otherwise applicable to each series of the Notes as specified in the first paragraph thereof shall be increased by 50 basis points (.50%) (the “MDL Leverage Increased Interest Rate”) from the date of such MDL Leverage Increase to but not including the date that the Consolidated Leverage Ratio is 3.75 to 1.00 or less.  The Company shall promptly, and in any event within 10 Business Days, following an MDL Leverage Increase notify the holders of the Notes in writing that an MDL Leverage Increase has commenced and the date of such commencement.  Payment of the MDL Leverage Increased Interest Rate shall not constitute a waiver of any Default or Event of Default hereunder.”

Section 1.2.Additional Definitions.  Schedule B to the Note Purchase Agreement is hereby amended to insert the following definitions, each in its respective alphabetical order:

“Bank Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of June 3, 2014 by and among the Company, certain Subsidiaries of the Company named therein, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

“MDL Contract Action” means the claims made against the Company in In re: Stericycle, Inc., Steri-Safe Contract

Stericycle, Inc.	Second Amendment

Litigation, Case No. 13 C 5795, MDL No. 2455 brought in the United States District Court for the Northern District of Illinois Eastern Division.

“MDL Leverage Increase” is defined in Section 10.1(a)(ii).

“MDL Leverage Increased Interest Rate” is defined in Section 10.1(a)(ii).

“MDL Period” is defined in Section 10.1(a)(i).

“Other Note Agreements” means each of the following note purchase agreements among the Company and the holders of notes party thereto: (i) the Note Purchase Agreement dated as of August 18, 2010, (ii) the Note Purchase Agreement dated as of April 30, 2015 and (iii) the Note Purchase Agreement dated as of October 1, 2015, each as amended, restated, joined, supplemented or otherwise modified from time to time.

“Second Amendment” means the Second Amendment dated as of July 28, 2017 to this Agreement between the Company and the holders party thereto.

“Term Loan Agreement” means the Term Loan Credit Agreement dated as of August 21, 2015 by and among the Company, certain Subsidiaries of the Company named therein, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time.

Section 1.3.Amended Definitions.  Schedule B to the Note Purchase Agreement is hereby amended by amending and restating each of the following definitions in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) non-cash stock compensation

Stericycle, Inc.	Second Amendment

expenses of the Company and its Subsidiaries incurred in such period, (vi) up to $45,000,000 in the aggregate of cash charges associated with the settlement of the TCPA Action, (vii) up to $295,000,000 in the aggregate of cash charges associated with the settlement of the MDL Contract Action, and (viii) up to $5,000,000 in the aggregate of cash charges related to legal fees and expenses associated with (x) the MDL Contract Action, (y) the Second Amendment and (z) the corresponding amendments to the Bank Credit Agreement, the Term Loan Agreement and Other Note Agreements minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, however, that Consolidated EBITDA shall be increased by the amount of Transaction Costs incurred during such period to the extent such amount was deducted in determining Consolidated Net Income for such period.  For purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Subsidiary shall have made any Acquisition or disposed of any Person or of all or substantially all of the operating assets of any Person, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

“Increased Interest Rate” means the occurrence of a Primary Increased Interest Rate, Secondary Increased Interest Rate or MDL Leverage Increased Interest Rate, as applicable.

Section 2.	Representations and Warranties of the Company.

Section 2.1.To induce the Noteholders to execute and deliver this Agreement, the Company represents and warrants (which representations shall survive the execution and delivery of this Agreement) to the Noteholders that:

(a)this Agreement has been duly authorized, executed and delivered by the Company and, upon execution and delivery thereof by the parties hereto, this Agreement constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)the Note Purchase Agreement, as amended by this Agreement, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited

Stericycle, Inc.	Second Amendment

by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)the execution, delivery and performance by the Company of this Agreement (i) has been duly authorized by all requisite corporate actions on the part of the Company, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation applicable to the Company or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d)as of the date hereof and after giving effect to this Agreement, no Default or Event of Default has occurred which is continuing; and

(e)the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

Section 3.	Conditions to Effectiveness of Amendments and Waivers.

Section 3.1.The amendments to the Note Purchase Agreement set forth herein shall not become effective until, and shall become effective when (the “Effective Date”), each of the following conditions shall have been satisfied:

(a)executed counterparts of this Agreement, duly executed by the Company and the holders of 51% in principal amount of the outstanding Notes, shall have been delivered to the Noteholders;

(b)copies of a favorable written opinion of counsel to the Company addressed to each of the Noteholders as to matters set forth in Section 2.1(a) through (c) hereof (provided that the opinion regarding Section 2.1(c)(iii)(3) will relate to the Other Note Agreements, Bank Credit Agreement and the Term Loan Agreement (each as defined in the Note Purchase Agreement after giving effect to this Agreement)), in form and substance satisfactory to the Noteholders, shall have been delivered to the Noteholders;

(c)the representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof, and the execution and delivery by the Company of this Agreement shall constitute certification by the Company of the same;

Stericycle, Inc.	Second Amendment

(d)the Company shall have paid a fee to each holder of Notes equal to five basis points (.05%) on the outstanding principal amount of Notes held by each such holder of Note as of the Effective Date;

(e)the Company shall have paid the fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, incurred in connection with the negotiation, preparation, approval, execution and delivery of this Agreement for which an invoice has been provided;

(f)the Company shall have delivered copies of an amendment to each of the Bank Credit Agreement and the Term Loan Agreement (each as defined in the Note Purchase Agreement after giving effect to this Agreement), each amending such agreements in substance consistent with the amendments to the Note Purchase Agreement as contemplated by this Agreement; and

(g)the Company shall have delivered copies of an amendment to each of the Other Note Agreements (as defined in the Note Purchase Agreement after giving effect to this Agreement) between the Company and the purchasers named therein, each amending such agreements in substance consistent with the amendments to the Note Purchase Agreement as contemplated by this Agreement.

Upon receipt and satisfaction of all of the foregoing, such amendments shall become effective.

Section 4.	Miscellaneous.

Section 4.1.Upon a request from any Noteholder, the Company will replace each Note currently held by such Noteholder with a revised Note in the form of Exhibit 1(a) or 1(b), as applicable, as amended by that certain First Amendment referenced in the recitals of this Agreement.  The form of Note under the Note Purchase Agreement includes a reference to the “Increased Interest Rate” and the Company acknowledges that such reference shall be deemed to reference the Increased Interest Rate as defined in the Note Purchase Agreement after giving effect to this Agreement.

Section 4.2.This Agreement shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Agreement, all terms, conditions and covenants contained in the Note Purchase Agreement are hereby ratified and confirmed and shall be and remain in full force and effect.

Section 4.3.Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the “Note Purchase Agreement” or the “Note Purchase Agreement dated as of October 22, 2012” without making specific reference to this Agreement, but nevertheless all such references shall be deemed to include this Agreement unless the context shall otherwise require.

Stericycle, Inc.	Second Amendment

Section 4.4.The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.5.This Agreement shall be governed by and construed in accordance with New York law excluding choice‑of‑law principles of the law of New York that would require the application of the laws of jurisdiction other than New York.

Section 4.6.This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.  This Agreement, together with the Note Purchase Agreement (as amended hereby) and the Notes, constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Stericycle, Inc.	Second Amendment

In Witness Whereof, the parties hereto have executed this Agreement as of the Effective Date.

Stericycle, Inc.

By		/s/ Daniel V. Ginnetti
	Name:	Daniel V. Ginnetti
	Title:	Chief Financial Officer, Executive Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

The Northwestern Mutual Life Insurance Company

by	Northwestern Mutual Investment Management Company, LLC, Its Investment Adviser

By	/s/ David A. Barras
	Name:	David A. Barras
	Title:	Managing Director

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

The Lincoln National Life Insurance Company

by	Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney-in-Fact

By	/s/ Phillip Lee
	Name:	Phillip Lee
	Title:	Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Voya Retirement Insurance and Annuity Company (f/k/a ING Life Insurance and Annuity Company)
Voya Insurance and Annuity Company (f/k/a ING USA Annuity and Life Insurance Company)
Reliastar Life Insurance Company
Reliastar Life Insurance Company of New York

By:	Voya Investment Management LLC, as Agent

By	/s/ Justin Stach
	Name:	Justin Stach
	Title:	Vice President

NN Life Insurance Company LTD.

By:	Voya Investment Management LLC, as Agent

By	/s/ Justin Stach
	Name:	Justin Stach
	Title:	Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Principal Life Insurance Company

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By	/s/ Eldwin A. Nichols
	Name:	Eldwin A. Nichols
	Title:	Counsel

By	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

Symetra Life Insurance Company, a Washington Corporation

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By	/s/ Eldwin A. Nichols
	Name:	Eldwin A. Nichols
	Title:	Counsel

By	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Jackson National Life Insurance Company

by	PPM America, Inc. as attorney in fact, on behalf of Jackson National Life Insurance Company

By	/s/ Luke S. Stifflear
	Name:	Luke S. Stifflear
	Title:	Senior Managing Director

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Thrivent Financial For Lutherans

By	/s/ Martin Rosucker
	Name:	Martin Rosucker
	Title:	Managing Director

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Mony Life Insurance Company

By	/s/ Philip E. Passafiume
	Name:	Philip E. Passafiume
	Title:	Director, Fixed Income

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

AXA Equitable Life Insurance Company

By	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

RiverSource Life Insurance Company

By	/s/ Thomas W. Murphy
	Name:	Thomas W. Murphy
	Title:	Vice President - Investments

RiverSource Life Insurance Co. of New York

By	/s/ Thomas W. Murphy
	Name:	Thomas W. Murphy
	Title:	Vice President - Investments

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

western-Southern Life Assurance Company

By	/s/ Daniel R. Larsen
	Name:	Daniel R. Larsen
	Title:	Vice President

By	/s/ Jeffrey L. Stainton
	Name:	Jeffrey L. Stainton
	Title:	Vice President

Columbus Life Insurance Company

By	/s/ Daniel R. Larsen
	Name:	Daniel R. Larsen
	Title:	Vice President

By	/s/ Wade M. Fugate
	Name:	Wade M. Fugate
	Title:	Vice President

Integrity Life Insurance Company

By	/s/ Daniel R. Larsen
	Name:	Daniel R. Larsen
	Title:	Vice President

By	/s/ Wade M. Fugate
	Name:	Wade M. Fugate
	Title:	Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Integrity Life Insurance Company Separate Account GPO

By	/s/ Daniel R. Larsen
	Name:	Daniel R. Larsen
	Title:	Vice President

By	/s/ Wade M. Fugate
	Name:	Wade M. Fugate
	Title:	Vice President

National Integrity Life Insurance Company Separate Account GPO

By	/s/ Daniel R. Larsen
	Name:	Daniel R. Larsen
	Title:	Vice President

By	/s/ Wade M. Fugate
	Name:	Wade M. Fugate
	Title:	Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Great-West Life & Annuity Insurance Company

By	/s/ Tad Anderson
	Name:	Tad Anderson
	Title:	Assistant Vice President, Investments

By	/s/ Ward Argusi
	Name:	Ward Argusi
	Title:	Assistant Vice President, Investments

Great-West Life & Annuity Insurance Company of South Carolina

By	/s/ Tad Anderson
	Name:	Tad Anderson
	Title:	Authorized Signatory

By	/s/ Ward Argusi
	Name:	Ward Argusi
	Title:	Authorized Signatory

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Hartford Life Insurance Company

By:	Hartford Investment Management Company, its Agent and Attorney-in-Fact

By	/s/ John Knox
	Name:	John Knox
	Title:	Senior Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

The Guardian Life Insurance Company of America

By	/s/ Amy Carroll
	Name:	Amy Carroll
	Title:	Director

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Modern Woodmen of America

By	/s/ Aaron R. Birkland
	Name:	John Wills
	Title:	Portfolio Manager, Private Placements

By	/s/ Christopher M. Cramer
	Name:	Christopher M. Cramer
	Title:	Manager, Fixed Income

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Trinity Universal Insurance Company
Catholic United Financial
Occidental Life Insurance Company of North Carolina
Western Fraternal Life Association

By:	Advantus Capital Management, Inc.

By	/s/ David Land
	Name:	David Land
	Title:	Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Southern Farm Life Insurance Company

By	/s/ David Devine
	Name:	David Devine
	Title:	Senior Portfolio Manager

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Woodmen of the World Life Insurance Society

By	/s/ Dean Holdsworth
	Name:	Dean Holdsworth
	Title:	Director Mortgage Loan/RE

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

American United Life Insurance Company

By	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	Vice President, Private Placements

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Ameritas Life Insurance Corp. successor by merger to Acacia Life Insurance Company
Ameritas Life Insurance Corp. successor by merger to The union Central Life Insurance Company
Ameritas Life Insurance Corp. of New York

By	Ameritas Investment Partners, Inc., as Agent

By	/s/ Tina Udell
	Name:	Tina Udell
	Title:	Vice President & Managing Director

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

USAA Life Insurance Company

By	/s/ James F. Jackson, Jr.
	Name:	James F. Jackson, Jr.
	Title:	Assistant Vice President

United Services Automobile Association

By	/s/ James F. Jackson, Jr.
	Name:	James F. Jackson, Jr.
	Title:	Assistant Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

Country Life Insurance Company

By	/s/ John Jacobs
	Name:	John Jacobs
	Title:	Director – Fixed Income

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

ProAssurance Casualty Company
ProAssurance Indemnity Company, Inc.

By	Prime Advisors, Inc., its Attorney-in-Fact

By	/s/ Naomi Joy
	Name:	Naomi Joy
	Title:	Vice President

Stericycle, Inc.	Second Amendment

Accepted and Agreed to:

State of Wisconsin Investment Board

By	/s/ Christopher P. Prestigiacomo
	Name:	Christopher P. Prestigiacomo
	Title:	Portfolio Manager